UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

___________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 6, 2007

ValueRich, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-52404	41-2102385
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1804 N. Dixie Highway, Suite A, West Palm Beach, FL 33407

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (561) 832-8878

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)	N/A

(b)

On September 11, 2007, ValueRich, Inc. announced that Michael Chalhub, the Company’s Chief Financial Officer, had informed the Company on September 6, 2007, of his intention to resign voluntarily from the Company effective September 7. Until such time as a satisfactory replacement for Mr. Chalhub is hired, Mr.Visconti, the Company’s Chief Executive Officer and President will perform the duties of the Chief Financial Officer.

Additional information regarding Mr. Chalhub’s resignation is included in the Company’s press release dated September 11, 2007, which is furnished with this current report as an exhibit.

(c) – (f)	N/A

Item 9.01.	Financial Statements and Exhibits.
(a) – (c)	N/A

(d)	Exhibits.

	Exhibit No.	Description

	99.1	Press release dated September 11, 2007 furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 11, 2007	VALUERICH, INC.

By: /s/ Joseph Visconti Name: Joseph Visconti Title: Chief Executive Officer and President

.

Exhibit Index

Exhibit No.	Description

99.1	Press release dated September 11, 2007 furnished herewith.